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EXHIBIT 31.2

I, Paviter Binning, certify that:

1.
I have reviewed this annual report on Form 10-K for the year ended March 31, 2004 of Marconi Corporation plc ("Marconi");

2.
Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.
Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.
Marconi's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13(a)-15(e) and 15(d)-14) for the registrant and have:

(a)
designed such disclosure control and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

(b)
evaluated the effectiveness of Marconi's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)
disclosed in this report any change in Marconi's internal control over financial reporting that occurred during Marconi's fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, Marconi's internal control over financial reporting.

5.
Marconi's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):

(a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Marconi's ability to record, process, summarize and report financial information; and

(b)
any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting; and

Date: June 14, 2004

By:	/s/ PAVITER BINNING Paviter Binning Chief Financial Officer

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  EXHIBIT 31.2